UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2019

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400

Houston, TX 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 6, 2019, Select Energy Services, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2019. A copy of the Company’s press release covering such announcement and certain other matters is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On August 7, 2019, the Company held a conference call in connection with the financial results. A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Information Regarding Forward-Looking Statements

The transcript furnished as Exhibit 99.2 contains forward-looking statements within the meaning of the federal securities laws. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These risks include, but are not limited to, those identified in the Company’s Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The Company does not undertake any obligation to update such forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 6, 2019

99.2	Transcript of second quarter 2019 earnings conference call of Select Energy Services, Inc.

THE INFORMATION FURNISHED UNDER ITEMS 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBITS 99.1 and 99.2 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2019
SELECT ENERGY SERVICES, INC.

	By:	/s/ Adam R. Law
Adam R. Law
Senior Vice President, General Counsel & Corporate Secretary